Financial instruments and financial risk factors	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial instruments and financial risk factors	Financial instruments and financial risk factors
The accounting classification of each category of financial instruments and their carrying amounts are set out below.

					$ million
At 31 December 2025	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	18	—	1,015	—	1,015
Loans		1,991	457	—	2,448
Trade and other receivables	20	26,567	—	—	26,567
Derivative financial instruments	30	—	25,892	245	26,137
Cash and cash equivalents	25	31,777	4,779	—	36,556
Financial liabilities
Trade and other payables	22	(58,182)	—	—	(58,182)
Derivative financial instruments	30	—	(23,056)	(1,024)	(24,080)
Accruals		(7,406)	—	—	(7,406)
Lease liabilities	28	(14,571)	—	—	(14,571)
Finance debt	26	(57,958)	—	—	(57,958)
		(77,782)	9,087	(779)	(69,474)

					$ million
At 31 December 2024	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	18	26	1,431	—	1,457
Loans		1,807	377	—	2,184
Trade and other receivables	20	27,148	—	—	27,148
Derivative financial instruments	30	—	21,226	—	21,226
Cash and cash equivalents	25	32,547	6,657	—	39,204
Financial liabilities
Trade and other payables	22	(61,298)	—	—	(61,298)
Derivative financial instruments	30	—	(20,224)	(2,655)	(22,879)
Accruals		(7,397)	—	—	(7,397)
Lease liabilities	28	(12,000)	—	—	(12,000)
Finance debt	26	(59,547)	—	—	(59,547)
		(78,714)	9,467	(2,655)	(71,902)
The fair value of finance debt is shown in Note 26. For all other financial instruments within the scope of IFRS 9, the carrying amount is either the fair value, or approximates the fair value.
Information on gains and losses on derivative financial assets and financial liabilities classified as measured at fair value through profit or loss is provided in the derivative gains and losses section of Note 30. Fair value gains and losses related to other assets and liabilities classified as measured at fair value through profit or loss totalled a net loss of $354 million (2024 net gain of $1 million and 2023 net loss of $11 million). Dividend income of $19 million (2024 $24 million and 2023 $18 million) from investments in equity instruments classified as measured at fair value through profit or loss is presented within other income.
29. Financial instruments and financial risk factors – continued
Interest income and expenses arising on financial instruments are disclosed in Note 7.
Financial risk factors
The group is exposed to a number of different financial risks arising from ordinary business exposures as well as its use of financial instruments including market risks relating to commodity prices; foreign currency exchange rates and interest rates; credit risk; and liquidity risk.
The group financial risk committee (GFRC) advises the chief financial officer (CFO) who oversees the management of these risks. The GFRC is chaired by the CFO and consists of a group of senior managers including the SVPs tax and treasury, central financial planning & analysis, mergers &
acquisitions and business development, finance supply, trading and shipping, and the group controller. The purpose of the committee is to advise on financial risks and the appropriate financial risk governance framework for the group. The committee provides assurance to the CFO and the chief executive officer (CEO), and via the CEO to the board, that the group’s financial risk-taking activity is governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with group policies and group risk appetite.
The group’s trading activities in the oil, natural gas, LNG and power markets are managed within the supply, trading and shipping business. Treasury holds foreign exchange and interest-rate products in the financial markets to hedge group exposures related to debt and hybrid bond issuance; the compliance, control and risk management processes for these activities are managed within the treasury business. All other foreign exchange and interest rate activities within financial markets are performed within the supply, trading and shipping business and are also underpinned by the compliance, control and risk management infrastructure common to the activities of bp’s supply, trading and shipping business. All derivative activity is carried out by specialist teams that have the appropriate skills, experience and supervision. These teams are subject to close financial and management control.
The supply, trading and shipping business maintains formal governance processes that provide oversight of market risk, credit risk and operational risk associated with trading activity. A policy and risk committee approves value-at-risk delegations, reviews incidents and validates risk-related policies, methodologies and procedures. A commitments committee approves the trading of new products, instruments and strategies and material commitments.
In addition, the supply, trading and shipping business undertakes derivative activity for risk management purposes under a control framework as described more fully below.
(a) Market risk
Market risk is the risk or uncertainty arising from possible market price movements and their impact on the future performance of a business. The primary commodity price risks that the group is exposed to include oil, natural gas and power prices that could adversely affect the value of the group’s financial assets, liabilities or expected future cash flows. The group has developed a control framework aimed at managing the volatility inherent in certain of its ordinary business exposures. In accordance with the control framework the group enters into various transactions using derivatives for risk management purposes.
The major components of market risk are commodity price risk, foreign currency exchange risk and interest rate risk, each of which is discussed below.
(i) Commodity price risk
The group’s supply, trading and shipping business is responsible for delivering value across the overall crude, oil products, gas, LNG and power supply chains. As such, it routinely enters into spot and term physical commodity contracts in addition to optimising physical storage, pipeline and transportation capacity. These activities expose the group to commodity price risk which is managed by entering into oil, natural gas and power swaps, options and futures.
The group measures market risk exposure arising from its risk managed trading positions using value-at-risk techniques based on Monte Carlo simulation models. These techniques make a statistical assessment of the market risk arising from possible future changes in market prices over a one-day holding period within a 95% confidence level. Risk managed trading activity is subject to value-at-risk and other limits for each trading activity and the aggregate of all trading activity. The calculation of potential changes in value within the risk managed period considers positions, historical price movements and the correlation of these price movements. Models are regularly reviewed against actual fair value movements to ensure integrity is maintained. The value-at-risk measure is supplemented by stress testing and scenario analysis through simulating the financial impact of certain physical, economic and geo-political scenarios. The value-at-risk measure in respect of the aggregated risk managed trading positions at 31 December 2025 was $34 million (2024 $42 million) whereas the average value-at-risk measure for the period was $49 million (2024
$35 million). This measure incorporates the effect of diversification reflecting the offsetting risks across the trading portfolio. Alternative measures are used to monitor exposures which are not risk managed and for which value-at-risk techniques are not appropriate.
(ii) Foreign currency exchange risk
Since bp has global operations, fluctuations in foreign currency exchange rates can have a significant effect on the group’s reported results and future expenditure commitments. The effects of most exchange rate fluctuations are absorbed in business operating results through changing cost competitiveness, lags in market adjustment to movements in rates and translation differences accounted for on specific transactions. For this reason, the total effect of exchange rate fluctuations is not identifiable separately in the group’s reported results. The main underlying economic currency of the group’s cash flows is the US dollar. This is because bp’s major product, oil, is priced internationally in US dollars. bp’s foreign currency exchange management policy is to limit economic and material transactional exposures arising from currency movements against the US dollar. The group co-ordinates the handling of foreign currency exchange risks centrally, by netting off naturally-occurring opposite exposures wherever possible and then managing any material residual foreign currency exchange risks.
Most of the group’s borrowings are in US dollars or are hedged with respect to the US dollar. At 31 December 2025, the total foreign currency borrowings not swapped into US dollars amounted to $454 million (2024 $555 million). The group also has in issue perpetual subordinated hybrid bonds in euro, sterling and US dollars. Whilst the contractual terms of these instruments allow the group to defer coupon payments and the repayment of principal indefinitely, the group has chosen to manage the foreign currency exposure relating to the non-US dollar hybrid bonds to their respective first call periods.
The group manages the net residual foreign currency exposures by constantly reviewing the foreign currency economic value at risk and aims to manage such risk to keep the 12-month foreign currency value at risk below $400 million. At no point over the past three years did the value at risk exceed the maximum risk limit. A continuous assessment is made in respect of the group’s foreign currency exposures to capture hedging requirements.
29. Financial instruments and financial risk factors – continued
During the year, hedge accounting was applied to foreign currency exposure to highly probable forecast capital expenditure commitments. The group fixes the US dollar cost of non-US dollar supplies by using currency forwards for the highly probable forecast capital expenditure. At
31 December 2025 the most significant open contracts in place were for USD equivalent amounts of $84 million Australian dollars (2024 $92 million sterling).
Where the group enters into foreign currency exchange contracts for entrepreneurial trading purposes the activity is controlled using trading value-at-risk techniques as explained in (i) commodity price risk above.
(iii) Interest rate risk
bp is also exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments, principally finance debt. While the group issues debt and hybrid bonds in a variety of currencies based on market opportunities, it uses derivatives to swap the economic exposure to a floating rate basis, mainly to US dollar floating, but in certain defined circumstances maintains a US dollar fixed rate exposure for a proportion of debt. The proportion of floating rate debt net of interest rate swaps at 31 December 2025 was 29% of total finance debt outstanding (2024 30%). The weighted average interest rate on finance debt at 31 December 2025 was 5% (2024 5%) and the weighted average maturity of fixed rate debt was eight years (2024 eight years).
The group’s earnings are sensitive to changes in interest rates on the element of the group’s finance debt that is contractually floating rate or has been swapped to floating rates. If the interest rates applicable to these floating rate instruments of $16,694 million (2024 $18,006 million) (see Note
26) were to have changed by one percentage point on 1 January 2026, it is estimated that the group’s finance costs for 2026 would change by approximately $167 million (2024 $180 million).
(b) Credit risk
Credit risk is the risk that a customer or counterparty to a financial instrument will fail to perform or fail to pay amounts due causing financial loss to the group and arises from cash and cash equivalents, derivative financial instruments and deposits with financial institutions and principally from credit exposures to customers relating to outstanding receivables. Credit exposure also exists in relation to guarantees issued by group companies under which the outstanding exposure incremental to that recognized on the balance sheet at 31 December 2025 was $708 million
(2024 $655 million) in respect of liabilities of joint ventures and associates and $659 million (2024 $585 million) in respect of liabilities of other third parties. An amount of $170 million (2024 $146 million) is recorded as a liability at 31 December 2025 in relation to these guarantees. For all guarantees, maturity dates vary, and the guarantees will terminate on payment and/or cancellation of the obligation. In general, a payment under the guarantee contract would be triggered by failure of the guaranteed party to fulfil its obligation covered by the guarantee.
The group has a credit policy, approved by the CFO, that is designed to ensure that consistent processes are in place throughout the group to measure and control credit risk. Credit risk is considered as part of the risk-reward balance of doing business. On entering into any business contract the extent to which the arrangement exposes the group to credit risk is considered. Key requirements of the policy include segregation of credit approval authorities from any sales, marketing or trading teams authorized to incur credit risk; the establishment of credit systems and processes to ensure that all counterparty exposure is rated and that all counterparty exposure and limits can be monitored and reported; and the timely identification and reporting of any non-approved credit exposures and credit losses. While each segment is responsible for its own credit risk management and reporting consistent with group policy, treasury holds group-wide credit risk authority and oversight responsibility for exposure to banks and financial institutions.
For the purposes of financial reporting the group calculates expected loss allowances based on the maximum contractual period over which the group is exposed to credit risk. Lifetime expected credit losses are recognized for trade receivables and the credit risk associated with the significant majority of financial assets measured at amortized cost is considered to be low. Since the tenor of substantially all of the group's in-
scope financial assets is less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses. Expected loss allowances for financial guarantee contracts are typically lower than their initial fair value less, where appropriate, amortization. Financial assets are considered to be credit-impaired when there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. This includes observable data concerning significant financial difficulty of the counterparty; a breach of contract; concession being granted to the counterparty for economic or contractual reasons relating to the counterparty’s financial difficulty, that would not otherwise be considered; it becoming probable that the counterparty will enter bankruptcy or other financial re-organization or an active market for the financial asset disappearing because of financial difficulties. The group also applies a rebuttable presumption that an asset is credit-impaired when contractual payments are more than 30 days past due. Where the group has no reasonable expectation of recovering a financial asset in its entirety or a portion thereof, for example where all legal avenues for collection of amounts due have been exhausted, the financial asset (or relevant portion) is written off.
The measurement of expected credit losses is a function of the probability of default, loss given default (i.e. the magnitude of the loss after recovery if there is a default) and the exposure at default (i.e. the asset's carrying amount). The group allocates a credit risk rating to exposures based on data that is determined to be predictive of the risk of loss, including but not limited to external ratings. Probabilities of default derived from historical, current and future-looking market data are assigned by credit risk rating with a loss given default based on historical experience and relevant market and academic research applied by exposure type. Experienced credit judgement is applied to ensure probabilities of default are reflective of the credit risk associated with the group's exposures. Credit enhancements that would reduce the group's credit losses in the event of default are reflected in the calculation when they are considered integral to the related asset.
The maximum credit exposure associated with financial assets is equal to the carrying amount. The group does not aim to remove credit risk entirely but expects to experience a certain level of credit losses. As at 31 December 2025, the group had in place credit enhancements designed to mitigate approximately $9.3 billion (2024 $8.2 billion) of credit risk related to assets in the scope of IFRS 9's impairment requirements. Credit enhancements include standby and documentary letters of credit, bank guarantees, and insurance which are typically taken out with financial institutions who have investment grade credit ratings. Reports are regularly prepared and presented to the GFRC that cover the group’s overall credit exposure and expected loss trends, exposure by segment, and overall quality of the portfolio.
29. Financial instruments and financial risk factors – continued
Management information used to monitor credit risk, which reflects the impact of credit enhancements, indicates that the risk profile of financial assets which are subject to review for impairment under IFRS 9 is as set out in the table below.

		%
As at 31 December	2025	2024
AAA to AA-	14%	12%
A+ to A-	52%	50%
BBB+ to BBB-	13%	16%
BB+ to BB-	11%	10%
B+ to B-	6%	8%
CCC+ and below	4%	4%
Movements in the impairment provision for trade and other receivables are shown in Note 21.
Financial instruments subject to offsetting, enforceable master netting arrangements and similar agreements
The following table shows the amounts recognized for financial assets and liabilities which are subject to offsetting arrangements on a gross basis, and the amounts offset in the balance sheet.
Amounts which cannot be offset under IFRS, but which could be settled net under the terms of master netting agreements if certain conditions arise, and collateral received or pledged, are also presented in the table to show the total net exposure of the group.

						$ million
	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts presented on the balance sheet	Related amounts not set off in the balance sheet		Net amount
At 31 December 2025				Master netting arrangements	Cash collateral (received) pledged
Derivative assets	28,414	(2,277)	26,137	(7,491)	(544)	18,102
Derivative liabilities	(26,357)	2,277	(24,080)	7,491	101	(16,488)
Trade and other receivables	14,055	(6,385)	7,670	(1,555)	(170)	5,945
Trade and other payables	(17,308)	6,385	(10,923)	1,555	8	(9,360)
At 31 December 2024
Derivative assets	23,779	(2,553)	21,226	(5,624)	(362)	15,240
Derivative liabilities	(25,432)	2,553	(22,879)	5,624	294	(16,961)
Trade and other receivables	17,832	(9,445)	8,387	(1,532)	(206)	6,649
Trade and other payables	(20,289)	9,445	(10,844)	1,532	12	(9,300)
(c) Liquidity risk
Liquidity risk is the risk that suitable sources of funding for the group’s business activities may not be available. The group’s liquidity is managed centrally with operating units forecasting their cash and currency requirements to the central treasury function. Unless restricted by local regulations, generally subsidiaries pool their cash surpluses to the treasury function, which will then arrange to fund other subsidiaries’
requirements, or invest any net surplus in the market or arrange for necessary external borrowings, while managing the group’s overall net currency positions. While there is the potential for concerns about the energy transition to impact banks’ or debt investors’ appetite to finance hydrocarbon activity, we do not anticipate any material change to the group's funding or liquidity in the short to medium term as a result of such concerns.
The group benefits from open credit provided by suppliers who generally sell on five to 60-day payment terms in accordance with industry norms.
bp utilizes various arrangements in order to manage its working capital and reduce volatility in cash flow. This includes discounting receivables and, in the supply and trading businesses, managing inventory, collateral and supplier payment terms within a maximum of 60 days.
It is normal practice in the oil and gas supply and trading business for customers and suppliers to utilize letters of credit (LCs) facilities to mitigate credit and non-performance risk. Consequently, LCs facilitate active trading in a global market where credit and performance risk can be significant. In common with the industry, bp routinely provides LCs to some of its suppliers.
The group has committed LC facilities totalling $10,350 million (2024 $12,130 million), allowing LCs to be issued for a maximum 24-month duration.
The facilities are held with 17 international banks.
In certain circumstances, the supplier has the option to request accelerated payment from the LC provider in order to further reduce their exposure. bp’s payments are made to the provider of the LC rather than the supplier according to the original contractual payment terms. At 31
December 2025, a portion of the group’s trade payables which were subject to the LC arrangements were payable to LC providers, with no material exposure to any individual provider. If these facilities were not available, this could result in renegotiation of payment terms with suppliers such that payment terms were shorter.
The group sometimes uses promissory notes to pay its suppliers and other counterparties. This is primarily done to facilitate the counterparty accelerating its cash inflow without also accelerating the group’s related cash outflow. For instance, if a supplier to the group’s supply, trading and shipping business would like prepayment or early-payment for a supply of goods, the group may issue a promissory note (payable at a future date)
in favour of that supplier on the supplier’s desired cash inflow date, which that supplier can then convert to cash by selling it to a finance provider on the same-day. The majority of promissory notes the group issues accrue interest on the principal amount of the note at a fixed rate stated on the note from issuance to maturity. This is done to give the supplier or other counterparty certainty about the amount they will receive when they sell the note. It also gives the group flexibility to select the maturity date of the note without that impacting the net present value of the note on its issuance date. The maturity date the group selects for any promissory note that is for the purchase of goods by its supply and trading business will be no more than 60 days after the group takes (or expects to take) title to those goods.
29. Financial instruments and financial risk factors – continued
A portion of the group's trade payables form part of a reverse factoring arrangement with select suppliers.
Suppliers’ participation in the reverse factoring arrangement is voluntary. Suppliers that participate have the option to receive early payment on invoices from the group’s external finance provider. If suppliers choose to receive early payment, they pay a fee to the finance provider. If they opt not to receive early payment, they will pay no fee to the finance provider and will be paid the full invoice amount on the invoice due date. The group provides data about invoices subject to the arrangement directly to the finance provider. This data includes the invoice due date and the maturity date for each invoice. The invoice due date is the date the supplier would have been entitled to receive payment from the group had the invoice not been made subject to the reverse factoring arrangement. The maturity date, which is the date the group will settle that invoice by paying the finance provider, will, in some cases, be the same as the invoice due date. In other cases, it will be a date selected by the group that is no more than
60 days after the group has taken title to the goods to which the invoice relates. If the group selects a maturity date that is after the invoice due date, the group pays the finance provider a fee.
Management does not consider the reverse factoring arrangement to result in excessive concentrations of liquidity risk, in part because the finance provider has the option to (and does) sub-participate portions of the financings to other finance providers. The arrangements have been established for a variety of reasons, including to ease the administrative burden of managing high volumes of invoices from some suppliers, to facilitate some suppliers having the option to accelerate when they receive payment, often at a lower cost than that supplier’s usual cost of borrowing, and, in some cases, to manage the working capital and reduce volatility in cash flow of the group’s supply and trading business. The group has not derecognized the original trade payables relating to the arrangements because the original liability is not substantially modified on entering into the arrangements.
Additional information about the group’s trade payables that are subject to supplier finance arrangements is provided in the table below.

			2025			2024
	Letters of Credit	Promissory Notes	Reverse Factoring Arrangements	Letters of Credit	Promissory Notes	Reverse Factoring Arrangements
Carrying amount of liabilities ($ million)
Presented within trade and other payables	5,596	1,356	1,018	7,431	1,778	390
of which suppliers have received payment from the financial institution	5,247	1,356	1,018	7,016	1,778	390
Range of payment due dates (days)
Liabilities that are part of the arrangement	6 to 60	30 to 60	30 to 60	8 to 57	30 to 60	30 to 60
Trade payables that are not part of the arrangement	8 to 60	6 to 60	7 to 60	6 to 60	6 to 60	6 to 60
The group does not provide any collateral to the external finance provider.
There were no material business combinations or foreign exchange differences that would affect the liabilities under the supplier finance arrangement in either period.
There were no significant non-cash changes in the carrying amount of financial liabilities subject to the supplier finance arrangements. The payments to the bank are included within operating cash flows because they continue to be part of the normal operating cycle of the group and their principal nature remains operating – i.e., payment for the purchase of goods and services.
If these facilities were not available, this could result in renegotiation of payment terms with suppliers such that settlement periods were shorter.
Standard & Poor’s Ratings long-term credit rating for bp is A- (stable) and Moody’s Investors Service rating is A1 (stable) and the Fitch Ratings' long-
term credit rating is A+ (stable).
During 2025, $239 million (2024 $9 billion) of long-term taxable bonds were issued with terms of nine years. In addition the group issued perpetual hybrid capital securities with a US dollar equivalent value of $500 million (2024 $4.3 billion). Commercial paper is issued at competitive rates to meet short-term borrowing requirements as and when needed.
As a further liquidity measure, the group continues to maintain suitable levels of cash and cash equivalents, amounting to $36.6 billion at
31 December 2025 (2024 $39.2 billion), primarily invested with highly rated banks or money market funds and readily accessible at immediate and short notice. As at 31 December 2025, the group had substantial amounts of undrawn borrowing facilities available, consisting of a committed
$8.0 billion credit facility and $4.0 billion of standby facilities, available for five years. These facilities are held with 33 international banks and borrowings via these facilities would be at pre-agreed rates.
The group manages liquidity risk associated with derivative contracts, other than derivative hedging instruments, based on the expected maturities of both derivative assets and liabilities as indicated in Note 30. Management does not currently anticipate any cash flows, other than noted below, that could be of a significantly different amount or could occur earlier than the expected maturity analysis provided.
29. Financial instruments and financial risk factors – continued
The table below shows the timing of undiscounted cash outflows relating to finance debt, trade and other payables and accruals. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to finance debt could be accelerated from the profile provided.

								$ million
				2025				2024
	Trade and other payables[a]	Accruals	Finance debt[b]	Interest on finance debt	Trade and other payables[a]	Accruals	Finance debt[b]	Interest on finance debt
Within one year	51,907	5,572	3,312	2,227	53,663	6,071	4,402	2,490
1 to 2 years	1,331	319	6,628	1,995	1,670	260	4,716	2,217
2 to 3 years	1,203	181	6,007	1,717	1,177	150	6,449	1,947
3 to 4 years	1,190	161	4,235	1,480	1,139	130	5,649	1,678
4 to 5 years	1,186	172	3,680	1,312	1,138	125	3,928	1,447
5 to 10 years	2,413	496	15,775	4,136	3,889	375	17,301	4,877
Over 10 years	126	505	13,292	5,347	157	286	13,947	6,198
	59,356	7,406	52,929	18,214	62,833	7,397	56,392	20,854
a2025 includes $8,367 million (2024 $9,520 million) in relation to the Gulf of America oil spill, of which $6,834 million (2024 $8,383 million) matures in greater than one year.
bNot included in the table above are amounts not expected to be paid in cash but for which a cash flow could occur in specific circumstances and for which the earliest repayment periods are
$758 million within 4-5 years, $4,070 million within 5-10 years and $719 million over 10 years. For 2024 the equivalent amounts were $528 million within 2-3 years and $3,283 million in 5-10 years.
The table below shows the timing of cash outflows for derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk, whether or not hedge accounting is applied, based upon contractual payment dates. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to associated derivatives could be accelerated from the profile provided. The amounts reflect the gross settlement amount where the pay leg of a derivative will be settled separately from the receive leg, as in the case of cross-currency swaps hedging non-US dollar finance debt or hybrid bonds. The swaps are with high investment-grade counterparties and therefore the settlement-day risk exposure is considered to be negligible. Not shown in the table are the gross settlement amounts (inflows) for the receive leg of derivatives that are settled separately from the pay leg, which amount to $25,612 million at 31 December 2025 (2024 $24,206 million)
to be received on the same day as the related cash outflows.

						$ million
			2025			2024
Cash outflows for derivative financial instruments at 31 December	Derivative assets	Derivative liabilities	Total	Derivative assets	Derivative liabilities	Total
Within one year	1,812	3,324	5,136	—	1,718	1,718
1 to 2 years	2,009	1,068	3,077	—	5,136	5,136
2 to 3 years	1,085	658	1,743	—	3,077	3,077
3 to 4 years	—	3,696	3,696	—	1,743	1,743
4 to 5 years	1,330	225	1,555	—	3,696	3,696
5 to 10 years	3,071	4,443	7,514	—	8,307	8,307
Over 10 years	498	1,465	1,963	—	2,486	2,486
	9,805	14,879	24,684	—	26,163	26,163
For further information on our derivative financial instruments, see Note 30.